Exhibit 99.1

Sidoti & Company Emerging Growth Institutional Investor Forum March 23, 2010 Robert S. Cubbin, CEO

2 Forward-Looking Statements Certain statements made by Meadowbrook Insurance Group, Inc. in this presentation may constitute forward-looking statements including, but not limited to, those statements that include the words "believes," "expects," "anticipates," "estimates," or similar expressions. Please refer to the Company's most recent 10-K, 10-Q, and other Securities and Exchange Commission filings for more information on risk factors. Actual results could differ materially. These forward- looking statements involve risks and uncertainties including, but not limited to the following: the frequency and severity of claims; uncertainties inherent in reserve estimates; catastrophic events; a change in the demand for, pricing of, availability or collectibility of reinsurance; increased rate pressure on premiums; obtainment of certain rate increases in current market conditions; investment rate of return; changes in and adherence to insurance regulation; actions taken by regulators, rating agencies or lenders; obtainment of certain processing efficiencies; changing rates of inflation; and general economic conditions. Meadowbrook is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

3 The Meadowbrook Approach Our Objective To generate predictable earnings, across the market cycle, with a return on average equity target of 15% Our Priorities Generate consistent profitable underwriting results Generate consistent investment income in a low-risk, high-quality, fixed income portfolio Generate strong cash flow from our insurance company subsidiaries and non-regulated fee- based services to leverage invested assets to equity and manage debt service Generate stable and consistent fee and commission income Strive to deliver consistent results with a balanced business model We are a program and specialty lines-focused commercial insurance underwriter and risk management services company

4 Meadowbrook Vitals Current market cap: $433.6 million Outstanding shares: 55.5 million; weighted average shares: 57.4 million Book value (12/31/2009): $502.9 million Book value per share: $9.06 Excluding unrealized gain / loss, net of deferred taxes: $8.59 Tangible book value per share (excluding goodwill and intangibles): $6.17 Debt to equity: 26.0%; 9.9% excluding debentures Debt to total capital: 20.6%; 7.9% excluding debentures Current price / book: 0.86 Dividend yield: 1.3% Premium leverage GWP to GAAP equity 1.4 to 1 NWP to GAAP equity 1.2 to 1 GWP to Statutory surplus 2.0 to 1 NWP to Statutory surplus 1.6 to 1 Insider ownership: 7.3% Organic growth, a 2007 equity offering and the recent acquisition of ProCentury Corporation have contributed to an increase in the size and scope of our profile

5 What Makes Us Different: We are Flexible and are Able to Adapt to Changing Market Conditions Diverse Revenue Sources Earned premium from insurance operations Fee revenue from risk management services Flexibility to utilize multiple distribution channels Positioned to Manage Insurance Cycles Conservative Investment Philosophy Strong Capital and Liquidity Position Our model allows us to deliver more predictable results Product, program and geographic diversification Admitted market capabilities contribute to stability and higher renewal retention Non-admitted capabilities enable opportunistic response in volatile pricing environment Long-term Business Development efforts create the pipeline of opportunities High-quality fixed income approach to our $1.1 billion portfolio Investment approach reinforces our focus on underwriting profitability Rated A- (Excellent) by A.M. Best Debt to total capital is 20.6%; multiple of EBITDA to interest expense is more than 8X High quality, long-term reinsurance partners Strong cash flow from fee and commission revenue Even with our dividends and share repurchase plan we have excess capital to deploy in profitable growth opportunities

6 Our Approach Has Delivered Results Over Time Total Revenue ($M) Net Operating Income ($M) Shareholders' Equity ($M) Net Operating Income per Share CAGR = 18% CAGR = 74% CAGR = 19% CAGR = 52%

Capability Building Through Successful Acquisitions

- ***Strategic Staging of Acquisitions***


Retail Agency Only
Core Capability Build Out
Continued Synergistic Expansion
Founded as a retail insurance agency
1955
Star Insurance Company
1985
1990
Savers Property and Casualty Insurance Company
American Indemnity Insurance Company
1994
1996
Association Self Insurance Services
Saginaw Insurance Agency
Williamsburg National Insurance Company
Crest Financial Services
1997
1998
Ameritrust Insurance Corporation
Florida Preferred Administrators, Inc.
Preferred Insurance Company, Ltd
TPA Insurance Agency
1999
2005
Insurance and Benefits Consultants
USSU
2007
2008
ProCentury Corp.

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8 Diverse Revenue Sources Insurance Operations Commission Revenue Fee Revenue Our most prominent source of revenue and income comes from our insurance operation; commission revenue and fee-for-service revenue generate unregulated free cash flow Admitted and non-admitted products and programs Risk sharing vehicles Managed program revenue Municipality and Association clients Agency commission from non-affiliated carriers 2009 Earned Premium: $539.6 M 2009 Net Investment Income: $50.4M 2009 Fee Revenue: $29.2 M 2009 Commission Revenue: $8.6 M

9 Insurance Operations: Diversified Commercial Positions Built to Manage Across Cycles Main Street Excess and Surplus Lines Admitted Programs Non-Admitted Programs Specialty Markets Homogeneous specialized programs Heterogeneous geographic centers Product focused Promotes specialty agents Broad classes of "Main Street" commercial risks Promotes General Agent distribution Specialized programs ignored or underserved by the standard market Promotes wholesalers with specialty underwriting authority Solutions designed for very specific products and market segments 2009 GWP: $432 M 2009 GWP: $140 M 2009 GWP: $56 M 2009 GWP: $61 M

Diversified Commercial Positions: Admitted Programs

MEADOWBROOK INSURANCE GROUP

Admitted Programs

Our Advantage:
Long-term stable relationships with limited and targeted and specialized distribution style

Overview

Characteristics	*Examples*
• Small average premium size • Homogeneous specialized programs • Heterogeneous geographic focus • Rollover business with proven performance • Program retention is high; generally stable across cycles • Traditional rate and form regulation • Between 12 - 24 months from due diligence to implementation	• Picture framers • Music equipment stores • Christian booksellers • Chemical distributors • Livestock

Behavior Across Cycles

Softening to Soft

Stable with pipeline opportunity

- Long-term production source relationships create program stability
- Low to moderate premium rate decline due to lack of pricing influence
- Fewer accounts shop

Hardening to Hard

Growing with pipeline opportunities

- Stability with high program renewal retentions
- Moderate growth due to pricing influence
- New program implementation and strong pipeline development

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11 Diversified Commercial Positions: Main Street Excess and Surplus Lines Main Street Excess and Surplus Lines Characteristics Behavior Across Cycles Our Advantage: Data analytics and scalable technology support for agents Examples Overview Softening to Soft Hardening to Hard Restaurants, bars, taverns Apartments, hotels and motels Mercantile Contractors liability Broad classes of "Main Street" commercial risks Ineligible for standard market coverage Comparatively low average premium Freedom of rate and form with restrictive coverage terms Highly competitive in soft markets; quick growth potential in hard markets Shrinking E&S market share shrinks Adequate pricing and discipline is the focus Avoid industry pricing and underwriting deterioration Technology platform allows for expense efficiency Rapid growth potential E&S market share expands Freedom of rate and form allows quick action Pricing power and tight underwriting terms Our technology platform enables efficient scalability of small account production

12 An Offering to Manage the Cycle: Non-Admitted Programs Non-Admitted Programs Characteristics Behavior Across Cycles Our Advantage: Serve start-ups and lower volume programs that other markets can't or won't Examples Overview Softening to Soft Hardening to Hard Pet-sitters Oil and gas contractors Assisted care facilities Package delivery Specialized programs ignored or underserved by the standard market Can be established programs or start-ups Rate and form freedom provides flexibility Limit coverage to avoid difficult exposures Challenging; few new opportunities New opportunities become more scarce Relative stability in program retention, but underlying premium declines Exposure base is lower Opportunity Expansion Increase in programs for evaluation Growth potential as standard carriers leave the market

13 An Offering to Manage the Cycle: Specialty Markets Specialty Markets Characteristics Behavior Across Cycles Our Advantage: Unique expert underwriting is required and serves as a barrier to entry Examples Overview Softening to Soft Hardening to Hard Excess workers' comp Transportation Agricultural Marine Environmental Solutions designed for very specific market segments Specific underwriting expertise creates barriers to entry Challenging to neutral Sticky developed markets Specialists and teams are often looking for new carriers Neutral to Improving Developed markets can expand rapidly New market development opportunities emerge

14 Insurance Operations: A Powerful and Diverse Distribution Network Our goal is to make it easy for agents to do business with us; this includes making investments in technology that help our partners with high volume but smaller premium business like some of our workers' comp programs and our Main Street E&S Multi-partner Distribution Main Street E&S Admitted and Non-Admitted Programs Specialty Markets Program Agents and Administrators Retail Agents and Specialty Brokers Wholesale General Agents

15 National Scope with Regional Perspective Bermuda Talented associates are located throughout the country to serve the needs of regional clients Support from headquarters enables efficient resource deployment and cross-unit coordination Balance of effective local touch, with efficient national coordination Meadowbrook locations Top 10 production states (YTD 12/31/2009) 1 2 3 4 9 5 7 6 10 8

16 Historical Production and Business Mix 2009 Business Mix Pro forma Production $504 $548 $614* $584 $602 ProCentury Meadowbrook * 2006 ProCentury production includes $20.9 million due to a one-time accounting change related to the timing of recording gross written premium YTD December 31, 2009 $698 $790 -815

17 2010 Production Sources 2010 Relative Production Sources In 2010 we expect gross written premium in a range of $790 to $815; we have a strong foundation of mature products and programs and good growth opportunities for our most recently implemented lines 2010 Growth Drivers Growth in 2009 and 2010 include regional workers compensation expansion initiatives in California, Texas, the Midwest and Southeast, characterized as rollover business with proven track records and positive rate increases Our most mature programs and lines of business continue to provide a stable foundation We expect modest growth in our established programs We expect to maintain and modestly grow our E&S business in 2010

Loss and Expense Ratios 18 Loss ratio Expense ratio 2005 - 2009 GAAP and Accident Year Combined Ratios 98.7% Our GAAP combined ratio has improved over time and our accident year combined ratio has remained profitable 2005 2006 2007 2008 2009 96.8% 96.8% 97.9% 95.4% 98.0% 93.3% 97.8% 92.6% 97.9% Re-estimated AY Combined Ratio† 94.2%* 95.0%* 93.9%* 97.3% Notes †The re-estimated AY combined ratio reflects reserve adjustments made following the accident year, for example, the 94.2% re-estimated 2005 AY combined ratio reflects new loss development information gathered over the 4 years from 2006 to 2009; the 95.0% re-estimated 2006 AY combined ratio reflects new loss development gathered over the 3 years from 2007 to 2009; etc. * Excludes Century

Leveraging Expenses Over a Larger Revenue Base 19 2005 - 2009 Expense Ratio Components As our earned premium revenue has expanded, our administrative and other expense ratio component has declined from just under 16% to approximately 11.5% since 2005

20 Focus on Generating Consistent Investment Income Pre-tax Net Investment Income ($M) and Average Investment Yield We anticipate continued downward pressure on yields in 2010, but a slight increase in pre-tax net investment income as the portfolio grows Pre-tax book yield was 4.4% at 12/31/2009 2009 year to date impairments of $3.5 million on a $1.1 billion portfolio

21 We Maintain a High Quality, Low Risk Investment Portfolio We maintain a conservative investment portfolio Portfolio Allocation and Quality December 31, 2009; Managed portfolio, excludes Cash Allocation based on market value Low equity risk exposure 98% fixed income and cash 2% equity High credit quality 98% of bonds are investment grade Average S&P rating of AA / Moody's of Aa3 Fixed income duration is 4.4 years Duration on reserves is approximately 3.5 years

22 Fee-Based and Agency Operations Give Us Flexibility with Unregulated Cash Flow We serve the self-insurance market for municipalities and associations Sample clients include the Michigan Municipal League, the Minnesota County Insurance Trust and the Alabama Forest Fund We provides clients administrative and back office services In many cases, programs have been built on long-standing relationships A source of non-regulated liquidity that has low capital requirements Agency Operations Managed Programs Original foundation of the company in 1955 We operate five retail / wholesale agencies and generate commission income from more than 50 unaffiliated carriers Our fee-based and commission businesses are relatively small but continue to provide a valuable source of unregulated cash flow

23 Agency and Fee-Based Operations Profile Non-regulated revenue contributes to capital management flexibility, and is a source of non-risk bearing revenue and free cash flow Net Commission and Fee-Based Revenue $40 $36 $41 $46 $43 $38

24 Financial Highlights

25 Recent Financial Highlights: 2009 Fourth Quarter and YTD December 31, 2009 Fourth Quarter 2009 Highlights * Q4 2009 includes 5.3 points of favorable prior year development YTD December 31, 2009 * 2009 includes 5.3 points of favorable prior year development

26 Creating Sustainable Double Digit ROAE with Substantial Equity Growth * 2007 includes $58.6M equity raise in July ** 2008 includes $122.7M equity issuance related to merger and includes after tax realized losses of $11.4 million and losses of $5.4 million related to Hurricanes Gustav and Ike * **

27 ROAE Components In 2010, we expect an ROAE of approximately 10% no favorable or unfavorable development on prior year reserves is included in our estimates

28 Expectations for 2010 and Long Term Value Creation Going into 2010, we expect a market similar to that which we have experienced during the second half of 2009 Gross Written Premium Range of $790M - $815M Combined Ratio Range of 95.5% - 96.5% Net income from operations $48.5M - $54.5M Net operating income per share $0.85 to $0.95 per share, up from $0.80 to $0.90 in 2009 Our guidance range does not include any favorable or unfavorable development on prior year reserves 2010 Guidance Leverage multiple revenue sources and diverse insurance offering to maximize opportunities across market cycles Increase underwriting leverage through selective growth opportunities, while sustaining appropriate diversification Increase investment leverage through cash from operations Leverage fixed costs over a larger revenue base Increase fee-for service income through new opportunities and margin expansion Driving Long-term Enterprise Value

30 Investment Portfolio Appendix

31 We Maintain a High Quality, Low Risk Investment Portfolio We maintain a conservative investment portfolio Portfolio Allocation and Quality December 31, 2009; Managed portfolio, excludes Cash Allocation based on market value Low equity risk exposure 98% fixed income and cash 2% equity High credit quality 98% of bonds are investment grade Average S&P rating of AA / Moody's of Aa3 Fixed income duration is 4.4 years Duration on reserves is approximately 3.5 years

32 Municipal Bonds Municipals State Profile Municipals Relative to Entire Portfolio Quality Indicators $520.1M market value 44% of the managed portfolio December 31, 2009 unrealized gain was $20.7M Munis unrealized gain $20.8M Taxable munis unrealized loss -$0.1M Largest state exposure is Texas

33 Structured Securities Structured Relative to Entire Portfolio Quality Indicators RMBS Profile $270.1M market value 23% of the managed portfolio December 31, 2009 unrealized gain was $10.1M RMBS unrealized gain $10.7M CMBS unrealized loss -$0.3M ABS unrealized loss -$0.3M

34 Corporate Fixed Income Corporates Profile Corporates Relative to Entire Portfolio Quality Indicators $267.1M market value 23% of the managed portfolio December 31, 2009 unrealized gain was $10.0M

35 Government and Agency Government and Agency Profile Government and Agency Relative to Entire Portfolio $27.2 million market value approximately 2% of the managed portfolio 100% rated AAA December 31, 2009 unrealized gain was $1.0 million

36 Equities Equity Mix Profile Equities Relative to Entire Portfolio Top 5 Equity Holdings $28.3 million market value; 2% of the managed portfolio December 31, 2009 unrealized gain was $1.4 M Preferred stock unrealized gain $1.2M Bond mutual fund unrealized gain $0.2M